                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          ---------------------------



                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   JANUARY 21, 1997
                                                   ------------------


                              E*TRADE GROUP, INC.
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              (Exact name of registrant as specified in charter)



         DELAWARE                   1-11921              94-2844166
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(State or Other Jurisdiction       (Commission          (IRS Employer
   of Incorporation)               File Number)       Identification No.)

FOUR EMBARCADERO PLACE, 2400 GENG ROAD, PALO ALTO  94303
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:   (415) 842-2500
                                                    ----------------



                                NOT APPLICABLE
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        (Former Name or Former Address, if Changed Since Last Report.)
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                                AMENDMENT NO. 1

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on June 13, 1997, as set forth in the pages attached hereto:

ITEM 5.   OTHER EVENTS.
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          Previously filed.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.
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     The following financial statements and pro forma financial information are filed as a part of this report.

     (a) Financial Statements of Business Acquired.
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          None.


     (b) Pro Forma Financial Information.
         -------------------------------

          None.


     (c) Exhibits.  The following documents are filed as exhibits to this
         --------
report:

          10.22 License and Services Agreement dated as of January 21, 1997 by and between E*TRADE Group, Inc., VERSUS Technologies Inc. and VERSUS Brokerage Services Inc.
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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         E*TRADE Group, Inc.
                         -------------------
                         (Registrant)


Dated:  July 25, 1997         By:  /s/ Stephen C. Richards
                                  ---------------------------------------------


                         Name:    Stephen C. Richards

                         Title:   Chief Financial Officer
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                                 EXHIBIT INDEX




Exhibit
Number
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10.22  License and Services Agreement dated as of January 21, 1997 by and between E*TRADE Group, Inc., VERSUS Technologies Inc. and VERSUS Brokerage Services Inc.